                                                                    EXHIBIT 23.4


CONSENT OF INDEPENDENT FORESTERS


We consent to the reference to our firm under the heading "Experts" in the prospectus constituting part of this Registration Statement on Form S-11.



                                             CANAL FOREST RESOURCES, INC.
                                             /s/ PETER J. STEWART
                                             Technical Services Manager

Charlotte, North Carolina
March 24, 1999